Exhibit 99.1

Proofpoint Stockholders Approve Acquisition by Thoma Bravo

Proofpoint Stockholders to Receive $176.00 Per Share in Cash

SUNNYVALE, Calif. and SAN FRANCISCO, July 23, 2021 – Proofpoint, Inc. (NASDAQ: PFPT) (the “Company”), a leading cybersecurity and compliance company, today announced that its stockholders voted to approve the acquisition of Proofpoint by Thoma Bravo, a leading software investment firm.

Gary Steele, Chairman and CEO of Proofpoint, said, “On behalf of the Proofpoint Board of Directors, I would like to thank our stockholders for their support of this transaction. Today’s vote represents an important milestone towards becoming a private company, and we look forward to delivering premium cash value to our stockholders once the transaction closes.”

The final voting results will be reported in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission early next week, after certification by Proofpoint’s inspector of elections.

Under the terms of the merger agreement announced on April 26, 2021, Proofpoint shareholders will receive $176.00 in cash for each share of Proofpoint common stock they own. The transaction remains on track to close in the third quarter of 2021, subject to customary closing conditions, including receipt of regulatory approvals. Upon closing of the transaction, Proofpoint’s common stock will no longer be listed on any public market.

About Proofpoint, Inc.

Proofpoint, Inc. (NASDAQ: PFPT) is a leading cybersecurity and compliance company that protects organizations’ greatest assets and biggest risks: their people. With an integrated suite of cloud-based solutions, Proofpoint helps companies around the world stop targeted threats, safeguard their data, and make their users more resilient against cyber attacks. Leading organizations of all sizes, including more than half of the Fortune 1000, rely on Proofpoint for people-centric security and compliance solutions that mitigate their most critical risks across email, the cloud, social media, and the web. More information is available at www.proofpoint.com.

Proofpoint is a trademark or registered trademark of Proofpoint, Inc. in the U.S. and other countries. All other trademarks contained herein are the property of their respective owners.

Proofpoint, Inc.

investor-relations@proofpoint.com

(408) 585-4351

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $78 billion in assets under management as of March 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 300 companies representing over $85 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Proofpoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Proofpoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Proofpoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Proofpoint’s business and general economic conditions; (iii) Proofpoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Proofpoint’s business, including current plans and operations; (vii) the ability of Proofpoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Proofpoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Proofpoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Proofpoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Proofpoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Proofpoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Proofpoint’s financial condition, results of operations, or liquidity. Proofpoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contact Information:

Proofpoint:

Media Contact:

Kristy Campbell

Proofpoint, Inc.

408-517-4710

kcampbell@proofpoint.com

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Matthew Sherman / Jed Repko

212-355-4449

Investor Contact:

Jason Starr

Proofpoint, Inc.

408-585-4351

jstarr@proofpoint.com

Thoma Bravo:

Media Contact:

Megan Frank

Thoma Bravo

212-731-4778

mfrank@thomabravo.com

Finsbury Glover Hering

Joe Berg

203-984-2771

joe.berg@fgh.com